[letterhead]

                                                   1900 Market Street, Suite 800
FANNIEMAE                                                 Philadelphia, PA 19103
                                                              Phone 215 575 1400



July 17, 1996

Mr. Daniel Silverman
Executive Vice President
Community Home Mortgage Corporation
45 Executive Drive
Plainview, NJ 11803


Dear Mr. Silverman:

This is to confirm that you are an approved Fannie Mae Seller/Servicer. Your Seller Service number is 22050-000-4


Sincerely,

/s/ Thomas Hutchison

Thomas Hutchison
Account Associate

TH:pb